   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 1996

                                                       REGISTRATION NO. 333-

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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM S-1
                            REGISTRATION STATEMENT
                       UNDER THE SECURITIES ACT OF 1933

                               ---------------
                           MATEWAN BANCSHARES, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

       DELAWARE                      6711                  55-0639363
    (STATE OR OTHER      (PRIMARY STANDARD INDUSTRIAL   (I.R.S. EMPLOYER
    JURISDICTION OF       CLASSIFICATION CODE NUMBER)IDENTIFICATION NUMBER)
   INCORPORATION OR
     ORGANIZATION)

                               ---------------
                            250 EAST SECOND AVENUE
                                 P. O. BOX 100
                        WILLIAMSON, WEST VIRGINIA 25661
                                (304) 235-1544
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

   DAN R. MOORE CHAIRMAN OF THE BOARD, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                           MATEWAN BANCSHARES, INC.
                            250 EAST SECOND AVENUE
                                 P. O. BOX 100
                        WILLIAMSON, WEST VIRGINIA 25661
                                (304) 235-1544
(NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                               ---------------

                                WITH COPIES TO:
          CHARLES D. DUNBAR                     FRANK M. CONNER III
       ELIZABETH OSENTON LORD                      ALSTON & BIRD
           JACKSON & KELLY                 601 PENNSYLVANIA AVENUE, N.W.
         1600 LAIDLEY TOWER                  NORTH BUILDING, SUITE 250
            P. O. BOX 553                   WASHINGTON, D.C. 20004-2601
   CHARLESTON, WEST VIRGINIA 25322

                               ---------------
  APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this registration statement.
  If the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-367
  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

                               ---------------
                        CALCULATION OF REGISTRATION FEE

===============================================================================

                                        PROPOSED MAXIMUM(1)(2)
  TITLE OF SHARES TO BE REGISTERED     AGGREGATE OFFERING PRICE     AMOUNT OF REGISTRATION FEE
----------------------------------------------------------------------------------------------
Cumulative Convertible Preferred
 Stock, Series A, $25.00 liquidation
 preference.............                      $2,875,000                      $991.38
===============================================================================

(1)Includes $375,000 of securities subject to an over-allotment option granted to the Underwriters.
(2)Estimated solely for the purpose of calculating the amount of the Registration Fee.

===============================================================================

Incorporation By Reference of Registration Statement on
Form S-1, File No. 333-367


Pursuant to Rule 462(b) under the Securities Act of 1933, as amended, Matewan Bancshares, Inc. (the "Company") hereby incorporates by reference into this Registration Statement on Form S-1 in its entirety the Registration Statement on Form S-1 (File No. 333-367) declared effective on February 26, 1996 by the Securities and Exchange Commission (the "Commission"), including each of the documents filed by the Company with the Commission and incorporated or deemed to be incorporated by reference therein or deemed to be a part thereof.

                                  SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT CERTIFIES THAT IT HAS REASONABLE GROUNDS TO BELIEVE THAT IT MEETS ALL OF THE REQUIREMENTS FOR FILING ON FORM S-1 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED DULY AUTHORIZED IN THE CITY OF WILLIAMSON, STATE OF WEST VIRGINIA, ON THE 28TH DAY OF FEBRUARY, 1996.

                                          Matewan BancShares, Inc.

                                                     /s/ Dan R. Moore
                                          _____________________________________
                                                      DAN R. MOORE
                                            CHAIRMAN OF THE BOARD, PRESIDENT
                                               AND CHIEF EXECUTIVE OFFICER

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES LISTED ON FEBRUARY 28, 1996.

          /s/ Dan R. Moore                          /s/ Lee M. Ellis
_____________________________________     _____________________________________
            DAN R. MOORE                              LEE M. ELLIS
  CHAIRMAN OF THE BOARD, PRESIDENT              VICE PRESIDENT AND CHIEF
     AND CHIEF EXECUTIVE OFFICER                    FINANCIAL OFFICER

                  *
_____________________________________     _____________________________________
          JAMES H. HARLESS                           FRANK E. ELLIS
              DIRECTOR                                  DIRECTOR

                  *                                         *
_____________________________________     _____________________________________
            LAFE P. WARD                            AMOS J. HATFIELD
              DIRECTOR                                  DIRECTOR

_____________________________________     _____________________________________
          GEORGE A. KOSTAS                          SIDNEY YOUNG, JR.
              DIRECTOR                                  DIRECTOR

                  *
_____________________________________
           BETTY JO MOORE
              DIRECTOR

*      /s/ Dan R. Moore                             /s/ Lee M. Ellis
_____________________________________     _____________________________________
          ATTORNEY-IN-FACT                          ATTORNEY-IN-FACT

                                 EXHIBIT INDEX

 EXHIBITS
  5.1     Opinion of Jackson and Kelly
  7.1     Opinion of Jackson and Kelly
 23.1     Consent of Ernst & Young LLP
 23.2     Consent of Ernst & Young LLP
 23.3     Consent of Jackson & Kelly
 24.1     Power of Attorney*

--------
* Incorporated by reference to the same numbered exhibit to the Registrant's Registration Statement on Form S-1 (File No. 333-367).